Exhibit  10.9.2.1
Execution Version

AMENDMENT NO. 1 TO

SENIOR SECURED PROMISSORY NOTE

THIS AMENDMENT NO. 1 TO SENIOR SECURED PROMISSORY NOTE (this “Amendment”), dated as of December 16, 2010, is made by and among CAPRIUS, INC., a Delaware corporation (“Caprius”), M.C.M. ENVIRONMENTAL TECHNOLOGIES, INC., a Delaware corporation (“M.C.M.”), M.C.M. ENVIRONMENTAL TECHNOLOGIES LTD., an Israeli corporation (“M.C.M. Israel”) (Caprius, M.C.M. and M.C.M. Israel may be individually referred to as a “Borrower” and collectively referred to as the “Borrowers”), and VINTAGE CAPITAL GROUP, LLC, a Delaware limited liability company (together with its successors and assigns, the “Purchaser”).

R E C I T A L S

WHEREAS, the Borrowers and the Purchaser are parties to that certain Securities Purchase and Sale Agreement, dated as of September 16, 2009, (as amended (including, without limitation, by that certain Amendment No. 1 to Securities Purchase and Sale Agreement, dated as of September 8, 2010, that certain Amendment No. 2 to Securities Purchase and Sale Agreement, dated as of November 4, 2010, and that certain Amendment No. 3 to Securities Purchase and Sale Agreement, dated as of November 18, 2010), restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”);

WHEREAS, pursuant to and in accordance with the Purchase Agreement, the Borrowers issued that certain Senior Secured Promissory Note, dated as of September 16, 2009, in favor of the Purchaser (as amended, restated, supplemented or otherwise modified from time to time, the “Note”);

WHEREAS, the Borrowers and the Purchaser have agreed to amend the Note as set forth herein; and

WHEREAS, capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Note.

A G R E E M E N T

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration paid by each party to the other, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.           Amendment to Note.  Effective upon the Amendment No. 1 Effective Date, Section 2 of the Note is hereby amended and restated in its entirety as follows:

 “2.           Payment of Principal; Maturity Date.  The Borrowers agree jointly and severally to pay in full (a) the entire outstanding principal balance of this Note and the PIK Notes, (b) all accrued and unpaid interest on this Note and the PIK Notes, and (c) all other unpaid amounts owing under this Note and the PIK Notes, on the earlier of (i) February 1, 2011 and (ii) the termination of that certain Agreement and Plan of Merger, dated as of November 10, 2010, by and among the Purchaser, Capac Co. and Caprius (such earlier date, the “Maturity Date”).  This Note may not be prepaid except as provided in Section 3.”

2.           Amendment Fee.  On the Amendment No. 1 Effective Date (as defined below), the Purchaser shall be deemed to have earned, and the Borrowers hereby jointly and severally agree to pay the Purchaser, an amendment fee (the “Amendment Fee”) of Ten Thousand Dollars ($10,000).  Such fee is nonrefundable and is fully earned and payable upon the effectiveness of this Amendment and the Borrowers acknowledge and agree that they shall be deemed to have requested an Advance on the Amendment No. 1 Effective Date in an amount equal to the Amendment Fee.

3.           Conditions Precedent to Effectiveness.  This Amendment shall be effective upon the first day that all of the following are satisfied (the “Amendment No. 1 Effective Date”):

(a)           The Purchaser’s receipt of a counterpart hereof duly executed by the Borrowers;

(b)           The Purchaser’s receipt of the Amendment Fee; and

(c)           The representations and warranties of the Borrowers contained in this Amendment and the Purchase Agreement shall be true and correct.

4.           Representations and Warranties of the Borrowers.  Each Borrower makes the following representations and warranties to the Purchaser, each and all of which shall survive the execution and delivery of this Amendment:

(a)           This Amendment has been executed and delivered by duly authorized representatives of each Borrower, and the Note, as modified and amended by this Amendment, constitutes a legal, valid and binding obligation of such Borrower, and is enforceable against such Borrower in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally; and

(b)           After giving effect to this Amendment, all of the representations and warranties of the Borrowers contained in the Purchase Agreement continue to be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” or “Material Adverse Change” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” or “Material Adverse Change” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date.

5.           No Waivers.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Purchaser under the Purchase Agreement, the Note or any of the other Investment Documents, nor constitute a waiver of any provision of the Purchase Agreement, the Note or any of the other Investment Documents.  This Amendment shall not constitute a modification of the Purchase Agreement or the Note or a course of dealing between the Borrowers, on the one hand, and the Purchaser, on the other hand, at variance with the Purchase Agreement, the Note and the other Investment Documents such as to require notice by the Purchaser to the Borrowers to require strict compliance with the terms of the Purchase Agreement, the Note and the other Investment Documents in the future, except as expressly set forth herein. Each Borrower acknowledges and expressly agrees that the Purchaser reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Purchase Agreement, the Note and the other Investment Documents and reserves and preserves its rights, remedies and powers with respect thereto.  No Borrower has knowledge of any challenge to the Purchaser’s rights arising under the Investment Documents or the effectiveness of the Investment Documents.

6.           Effect on Investment Documents.

(a)           The Note, as amended hereby, the Purchase Agreement, and each of the other Investment Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects.

(b)           Upon and after the effectiveness of this Amendment, each reference in the Note to “this Note,” “hereunder,” “herein,” “hereof” or words of like import referring to the Note, and each reference in the other Investment Documents to “the Note,” “thereunder,” “therein,” “thereof” or words of like import referring to the Note, shall mean and be a reference to the Note as modified and amended hereby.

(c)           To the extent that any terms and conditions in any of the Investment Documents shall contradict or be in conflict with any terms or conditions of the Note, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Note as modified or amended hereby.

(d)           This Amendment is an Investment Document.

7.           Fees, Costs and Expenses.  The Borrowers jointly and severally agree to pay on demand all fees, costs and expenses in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees, costs and expenses of counsel for the Purchaser with respect thereto and with respect to advising the Purchaser as to its rights and responsibilities hereunder and thereunder.  The Borrowers acknowledge and agree that they shall be deemed to have requested an Advance (as defined in the Purchase Agreement) on the Amendment No. 1 Effective Date in an amount equal to all such fees, costs and expenses for which the Purchaser has received an invoice on or before such date.

8.           Amendment.  No amendment of any provision of this Amendment or the Note shall be effective unless the same shall be in writing and signed by each of the Borrowers and the Purchaser.

9.           GOVERNING LAW.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AMENDMENT, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AMENDMENT AND THE OBLIGATIONS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

BORROWERS:

CAPRIUS, INC.

By:	/s/Dwight Morgan
	Name:	Dwight Morgan
	Title:	Chief Executive Officer

M.C.M. ENVIRONMENTAL TECHNOLOGIES, INC.

By:	/s/Dwight Morgan
	Name:	Dwight Morgan
	Title:	Chief Executive Officer

M.C.M. ENVIRONMENTAL TECHNOLOGIES LTD.

By:	/s/Dwight Morgan
	Name:	Dwight Morgan
	Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
SENIOR SECURED PROMISSORY NOTE]

PURCHASER:

VINTAGE CAPITAL GROUP, LLC

By:	/s/Fred C. Sands
	Name:	Fred C. Sands
	Title:	Chairman

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
SENIOR SECURED PROMISSORY NOTE]